THE HOME OF PHEXXI – ON-DEMAND NON-HORMONAL CONTRACEPTIVE GEL.

EVOFEM BIOSCIENCES


Q2 2022 RESULTS CALL
AUGUST 4, 2022
SAUNDRA PELLETIER
CHIEF EXECUTIVE OFFICER
SCIENCE WITH A SOUL

NASDAQ: EVFM

# FORWARD-LOOKING STATEMENTS

This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and other federal securities laws.
In some cases, you can identify forward looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "strategy," "objective," "designed," "suggest," "currently," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The rate and degree of market acceptance of Phexxi® (lactic acid, citric acid and potassium bitartrate) vaginal gel
- Evofem's ability to successfully commercialize Phexxi in the United States and to enter into successful partnerships to commercialize Phexxi outside of the United States
- Evofem's estimates regarding expenses, revenues, financial performance and capital requirements, including the length of time its capital resources will sustain its operations, and its ability to raise additional capital to fund its operations when/if needed
- Evofem's ability to continue as a going concern
- Evofem's ability to maintain the listing of shares of its common stock on the Nasdaq Capital Market
- Evofem's ability to comply with the provisions and requirements of its debt arrangements and to pay amounts owed pursuant to its debt arrangements
- Evofem's ability to maintain and protect its intellectual property position and its ability to obtain additional patent protection for its product for current and investigational indications
- The potential for changes to current regulatory mandates requiring payers to cover FDA-approved or –cleared contraceptives without cost sharing
- Evofem's ability to obtain or maintain third-party payer coverage and adequate reimbursement, and its reliance on the willingness of patients to pay out-of-pocket for Phexxi absent full or partial third-party payer reimbursement
- Evofem's reliance on third-party providers and licensors, such as third-party manufacturers and clinical research organizations
- The presence or absence of any adverse events or side effects relating to the use of Phexxi
- The outcome, cost, timing and success of Evofem's clinical trials including EVOGUARD
- Evofem's ability to retain members of its management and other key personnel and to expand its organization to accommodate potential growth
- General risks to the economy represented by spread and mutation of the COVID-19 virus including, without limitation, its impact on Evofem's business and the commercialization of Phexxi
- Evofem's ability to obtain the necessary regulatory approvals Phexxi for prevention of chlamydia and gonorrhea in women and the timing of such approvals, and,
- Any other risk factors detailed in Evofem's filings from time to time with the U.S. Securities and Exchange Commission including, without limitation, the 10-K for the year ended December 31, 2021 filed with the SEC on March 10, 2022, 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 10, 2022, and subsequent filings.

The forward looking statements in this presentation represent Evofem's views only as of the date of this presentation, August 4, 2022, and Evofem expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Evofem's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement. This presentation also discusses estimates and other statistical data made by independent parties and by Evofem relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.

Q 2 2 0 2 2 : A N O T H E R S T R O N G Q U A R T E R O F I M P R O V E D O P E R A T I N G R E S U L T S • Gross-to-net 40% • Increased Phexxi net product sales 42% • Reduced total operating expenses 8% • Improved net operating loss 16%

$1.9 $1.7 $3.6 $4.3 $6.0 $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 42% INCREASE IN PHEXXI NET PRODUCT SALES 42% INCREASE Q2 vs. Q1 IN M IL LI O NS

REDUCING OUR OPERATING EXPENSES


IN MILLIONS
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$ 43.0
$ 45.1
$ 41.0
$ 33.2
$ 30.5
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Cost of goods sold
Research & development
Sales & marketing
General & administrative
We expect R&D will further decrease now that *EVOGUARD* is complete

$(41.1) $(43.4) $(37.4) $(28.9) $(24.4) $(50.0) $(45.0) $(40.0) $(35.0) $(30.0) $(25.0) $(20.0) $(15.0) $(10.0) $(5.0) $- Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 NARROWING OUR LOSS FROM OPERATIONS IN M IL LI O NS 16% DECREASE Q2 vs. Q1

REITERATING OUR GUIDANCE 2022 NET PRODUCT SALES OF $30 - $35 MILLION • 264% - 325% growth year-over-year GROSS-TO-NET OF 40% OR BETTER REDUCE OPEX BY $50 MILLION IN 2022 vs. 2021 • $25.3 million lower in 1H 2022 vs. 1H 2021 CASHFLOW BREAKEVEN ON A QUARTERLY BASIS NO LATER THAN YEAR-END 2023

BALANCE SHEET HIGHLIGHTS AS OF JUNE 30, 2022 • $19.9 M unrestricted cash • $ 1.6 M restricted cash DURING Q2 2022 • $2.0 M from our equity line of credit, which we terminated in May • $18.1 M, net, from underwritten offering in May 2022 • $22.4 M, net, from exercise of common warrants from May 2022 round ( through August 3, 2022) SHARES OUTSTANDING: 82,449,214 (as of August 3, 2022)

• Phexxi prevented 99% of pregnancies on a per act of sex basis (1) • Vaginal pH modulator mechanism of action study published in peer-reviewed journal (2) • Sexual satisfaction data published: 88.7% of women using Phexxi improved/maintained sex life ( 1 , 3 ) • Developed new educational birth control chart to assist providers in patient contraceptive counseling PUBLICATIONS & PRESENTATIONS 1. post hoc analysis of AMPOWER trial data 2. Chappell BT et al. Mechanisms of action of currently available woman-controlled, vaginally administered, non-hormonal contraceptive products. Journal of Therapeutic Advances in Reproductive Health. https://doi.org/10.1177/26334941221107120 3. Journal of Sexual Medicine

• Garnered significant “earned media” coverage • A360 Media roll-out: Phexxi branded content in some of the most widely read entertainment and lifestyle magazines and websites in the U.S. I N C R E A S I N G B R A N D A W A R E N E S S

COST CONTAINMENT • New Phexxi manufacturing agreement to decrease COGS up to 45% • Sub-leased half our office space to save over $1M per year PHEXXI FUNDAMENTALS • Increased shelf l i fe to 4 years • Protection through newly al lowed Composition of Matter patent expected to at least 2033 LEADERSHIP • Strengthened Board of Directors • New Chief Commercial Officer • New Head of BD to focus on Phexxi partnerships A D V A N C I N G O U R B U S I N E S S

• Large PBM added Phexxi to national template formularies with no restrictions • One of the largest commercial payers in California - $0 copay • Largest payers in Hawaii & Utah • A regional payer in the Pacific Northwest • Numerous state Medicaid systems providing coverage for more than 12 million lives with no Prior Authorizations M A R K E T A C C E S S A C H I E V E M E N T S PHEXXI APPROVED CLAIM RATE INCREASED TO MORE THAN 70%

The U.S. Department of Health and Human Services, alongside the Departments of Labor and of the Treasury, clarif ied: 1. It wil l enforce federal law requiring most group health plans and health insurance issuers to cover contraceptives approved, granted, or cleared by the FDA at no cost to participants 2. Contraceptive coverage is guaranteed at no additional cost under the Affordable Care Act no matter where someone l ives or works R E C E N T C L A R I T Y F R O M U . S . G O V E R N M E N T O N C O N T R A C E P T I V E A C C E S S 1. https://www.einnews.com/pr_news/583484688/hhs-dol-and-treasury-issue-guidance-regarding-birth-control-coverage 30 ++6'2/DQG7UHDVXU\,VVXH*XLGDQFH5HJDUGLQJ%LUWK&RQWURO&RYHUDJH_++6JRY KWWSVZZZKKVJRYDERXWQHZVKKVGROWUHDVXU\LVVXHJXLGDQFHUHJDUGLQJELUWKFRQWUROFRYHUDJHKWPO  ++6JRY ++6'2/DQG7UHDVXU\,VVXH*XLGDQFH5HJDUGLQJ%LUWK &RQWURO&RYHUDJH 'HSDUWPHQWVPDNHFOHDUWKDWFRQWUDFHSWLYHFRYHUDJHLVJXDUDQWHHGDWQRDGGLWLRQDOFRVWXQGHUWKH $IIRUGDEOH&DUH$FWQRPDWWHUZKHUHVRPHRQHOLYHVRUZRUNV 7RGD\IROORZLQJ3UHVLGHQW%LGHQ·V([HFXWLYH2UGHURQHQVXULQJDFFHVVWRUHSURGXFWLYHKHDOWKFDUHWKH 86'HSDUWPHQWRI+HDOWKDQG+XPDQ6HUYLFHV ++6 DORQJVLGHWKH'HSDUWPHQWVRI/DERUDQGRIWKH 7UHDVXU\ 'HSDUWPHQWV WRRNDFWLRQWRFODULI\SURWHFWLRQVIRUELUWKFRQWUROFRYHUDJHXQGHUWKH$IIRUGDEOH &DUH$FW $&$ 8QGHUWKH$&$PRVWSULYDWHKHDOWKSODQVDUHUHTXLUHGWRSURYLGHELUWKFRQWURODQGIDPLO\ SODQQLQJFRXQVHOLQJDWQRDGGLWLRQDOFRVW 7KHJXLGDQFHFRPHVRQWKHKHHOVRI++6·ZRUNWREROVWHUIDPLO\SODQQLQJVHUYLFHVLQFOXGLQJDFFHVVWR HPHUJHQF\FRQWUDFHSWLYHV$FFRUGLQJWRDUHSRUWUHOHDVHGE\++6LQPLOOLRQZRPHQEHQHÀWHG IURPWKH$&$·VSUHYHQWLYHVHUYLFHVDQGELUWKFRQWUROFRYHUDJHZKLFKKDVVDYHGELOOLRQVRIGROODUVLQRXW RISRFNHWVSHQGLQJRQFRQWUDFHSWLYHVVLQFHWKH$&$ZDVSDVVHG,QUHVSRQVHWRLQFUHDVLQJFRPSODLQWV IURPZRPHQDQGFRYHUHGGHSHQGHQWVDERXWQRWUHFHLYLQJWKLVFRYHUDJHWKH'HSDUWPHQWVLVVXHGWKLV JXLGDQFHWRUHPLQGSODQVDQGLVVXHUVRIWKH$&$·VFRQWUDFHSWLYHFRYHUDJHUHTXLUHPHQWVDQGHPSKDVL]H WKH'HSDUWPHQWV·FRPPLWPHQWWRHQIRUFHPHQW7RGD\·VDQQRXQFHPHQWLVSDUWRIDFRPSUHKHQVLYHHIIRUWE\ WKH%LGHQ+DUULV$GPLQLVWUDWLRQWRSURWHFWZRPHQ·VDFFHVVWRUHSURGXFWLYHKHDOWKFDUHZKLOHUHSURGXFWLYH ULJKWVDUHXQGHUDVVDXOWLQPDQ\VWDWHVDFURVVWKHFRXQWU\ ´8QGHUWKH$&$\RXKDYHWKHULJKWWRIUHHELUWKFRQWURO³QRPDWWHUZKDWVWDWH\RXOLYHLQµVDLG++6 6HFUHWDU\;DYLHU%HFHUUD´:LWKDERUWLRQFDUHXQGHUDWWDFNLWLVFULWLFDOWKDWZHHQVXUHELUWKFRQWUROLV DFFHVVLEOHQDWLRQZLGHDQGWKDWHPSOR\HUVDQGLQVXUHUVIROORZWKHODZDQGSURYLGHFRYHUDJHIRULWZLWKQR DGGLWLRQDOFRVW)DPLO\SODQQLQJRQHRIWKHJUHDWHVWSXEOLFKHDOWKDFKLHYHPHQWVRIWKHWKFHQWXU\LVNH\ WREHWWHUKHDOWKRXWFRPHV:HZLOOGRDOOZHFDQDW++6WRSURWHFWIDPLO\SODQQLQJDQGDOORWKHUIRUPVRI UHSURGXFWLYHKHDOWKFDUHLQFOXGLQJDERUWLRQFDUHEHFDXVHLWLVHVVHQWLDOKHDOWKFDUHµ +RPH!$ERXW!1HZV!++6'2/DQG7UHDVXU\,VVXH*XLGDQFH5HJDUGLQJ%LUWK&RQWURO&RYHUDJH 86'HSDUWPHQWRI+HDOWK +XPDQ6HUYLFHV )25,00(',$7(5(/($6( -XO\ &RQWDFW++63UHVV2IÀFH  PHGLD#KKVJRY PDLOWRPHGLD#KKVJRY THE SECRETARY OF HEALTH AND HUMAN SERVICES WASHINGTON, D.C. 20201 July 11, 2022 VIA ELECTRONIC MAIL Dear Health Care Providers: In light of the Supreme Court’s decision in Dobbs v. Jackson Women’s Health Organization, I am writing regarding the Department of Health and Human Services (HHS) enforcement of the Emergency Medical Treatment and Active Labor Act (EMTALA). As frontline health care providers, the federal EMTALA statute protects your clinical judgment and the action that you take to provide stabilizing medical treatment to your pregnant patients, regardless of the restrictions in the state where you practice. The EMTALA statute requires that all patients receive an appropriate medical screening examination, stabilizing treatment, and transfer, if necessary, irrespective of any state laws or mandates that apply to specific procedures. It is critical that providers know that a physician or other qualified medical personnel’s professional and legal duty to provide stabilizing medical treatment to a patient who presents to the emergency department and is found to have an emergency medical condition preempts any directly conflicting state law or mandate that might otherwise prohibit such treatment. As indicated above and in our guidance1, the determination of an emergency medical condition is the responsibility of the examining physician or other qualified medical personnel. Emergency medical conditions involving pregnant patients may include, but are not limited to, ectopic pregnancy, complications of pregnancy loss, or emergent hypertensive disorders, such as preeclampsia with severe features. Any state laws or mandates that employ a more restrictive definition of an emergency medical condition are preempted by the EMTALA statute. The course of treatment necessary to stabilize such emergency medical conditions is also under the purview of the physician or other qualified medical personnel. Stabilizing treatment could include medical and/or surgical interventions (e.g., abortion, removal of one or both fallopian tubes, anti-hypertensive therapy, methotrexate therapy etc.), irrespective of any state laws or mandates that apply to specific procedures. Thus, if a physician believes that a pregnant patient presenting at an emergency department, including certain labor and delivery departments, is experiencing an emergency medical condition as defined by EMTALA, and that abortion is the stabilizing treatment necessary to resolve that condition, the physician must provide that treatment. And when a state law prohibits 1 Reinforcement of EMTALA Obligations specific to Patients who are Pregnant or are Experiencing Pregnancy Loss (QSO-21-22-Hospitals- UPDATED JULY 2022), available at https://www.cms.gov/medicareprovider-enrollment- and-certificationsurveycertificationgeninfopolicy-and-memos-states-and/reinforcement-emtala-obligations-specific- patients-who-are-pregnant-or-are-experiencing-pregnancy-0

42.2 MILLION POTENTIAL PHEXXI USERS IN THE U.S. (1)

OF THE 72 MILLION WOMEN AGED 15-49 IN THE U.S.

U.S. MARKET BY CONTRACEPTIVE METHOD (1)


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Non-Prescription Contraceptive 10.3
No Contraceptive 13.1
Prescription Contraceptive, 18.8
Surgical Sterilization 17.7
Other Non-Targets 12.3

10.3 M WOMEN USE NON-PRESCRIPTION CONTRACEPTIVES

Non-Rx methods: 6.3M barrier methods; 2.8M withdrawal; 1.0M periodic abstinence; 0.1M other

13.1 M WOMEN USE NO CONTRACEPTIVE AT ALL

18.8M WOMEN USE PRESCRIPTION CONTRACEPTIVES

Rx hormonal oral contraceptives, rings, patches, shots and IUDs plus non-hormonal copper IUD

Study predates commercial availability of Phexxi

$7.9 BILLION CONTRACEPTIVE MARKET (U.S. 2021)(2)

1. Daniels K, Abma JC. Current contraceptive status among women aged 15-49: United States, 2015-2017. NCHS Data Brief. 2018; 327: 1-14.
2. Grandview Research. U.S. Contraceptive Market Size, Share & Trends Analysis Report By Product (Pills, Intrauterine Devices (IUD), Condoms, Vaginal Ring, Subdermal Implants, Injectable), And Segment Forecasts, 2022 – 2030.

14

# EVERY 1% MARKET SHARE OF THE 42.2 MILLION WOMEN IN OUR ADDRESSABLE MARKET REPRESENTS SIGNIFICANT NET PRODUCT SALES

**GROSS WAC: $294.00** (1)

PER BOX OF 12 PHEXXI APPLICATORS

PAID BY THE PLAN, NOT THE WOMAN.

UNDER FEDERAL LAW, PAYERS MUST COVER FDA-APPROVED CONTRACEPTIVES, INCLUDING PHEXXI, AT NO COST TO WOMEN.

| GTN Adjustments | Net to Evofem per Box of Phexxi | Phexxi Boxes per Woman per year | **Annual Net Sales per 1% market penetration** |
|---|---|---|---|
| 40% GTN ADJUSTMENTS | **$176.40** NET TO EVOFEM PER BOX OF PHEXXI | 4 | $297.8 M |
| | | **6** | **$446.6 M** |
| 35% GTN ADJUSTMENTS | **$191.10** NET TO EVOFEM PER BOX OF PHEXXI | 4 | $322.6 M |
| | | **6** | **$483.9 M** |

1. WAC: Wholesale Acquisition Cost

# LATE-STAGE CLINICAL PROGRAM OFFERS SIGNIFICANT UPSIDE POTENTIAL

## PHASE 3 TRIAL EVALUATING PHEXXI FOR PREVENTION OF CHLAMYDIA & GONORRHEA IN WOMEN

- >1900 women, over 100 U.S. sites

## CLINICAL AND REGULATORY MILESTONES

✓ Last Subject Last Visit completed July 2022

- **Top-line data readout October 2022**
- sNDA submissions 1H 2023 (1)
- Potential FDA action by YE 2023 (1,2)
  - Fast track status shortens review time to 6 months from acceptance of filing

1. Assumes favorable outcomes of EVOGUARD
2. Assumes timely acceptance of sNDA submission(s)

SHATTERING THE HORMONE GLASS CEILING

2H 2022 EXPECTATIONS • Report EVOGUARD trial top-line results in October • Ongoing growth of Phexxi net product sales; $30-35M for FY 2022 • Gross-to-net of 40% or better • Continued expansion of Phexxi access • Further reduce operating expenses • Strategic initiatives

T H E H O M E O F P H E X X I – O N - D E M A N D N O N - H O R M O N A L C O N T R A C E P T I V E G E L . S C I E N C E W I T H A S O U LN A S D A Q : E V F M T H A N K Y O U